EXHIBIT 10

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director of Security Life of Denver Insurance Company, a life insurance corporation organized and existing under the laws of Colorado, does hereby constitute and appoint James L. Livingston, Jr., Stephen M. Christopher, Gary W. Waggoner and Lawrence D. Taylor, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable.

  to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively call "SLD Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said SLD Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and
  to register or qualify said SLD Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said SLD Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said SLD Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of April, 2001.

/s/ Douglas W. Campbell

In the Presence of:

/s/ Sangkhone Baccam

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director of Security Life of Denver Insurance Company, a life insurance corporation organized and existing under the laws of Colorado, does hereby constitute and appoint James L. Livingston, Jr., Stephen M. Christopher, Gary W. Waggoner and Lawrence D. Taylor, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable.

  to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively call "SLD Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said SLD Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and
  to register or qualify said SLD Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said SLD Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said SLD Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of April, 2001.

/s/ P. Randall Lowery

In the Presence of:

/s/ Dianne Glosson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director of Security Life of Denver Insurance Company, a life insurance corporation organized and existing under the laws of Colorado, does hereby constitute and appoint James L. Livingston, Jr., Stephen M. Christopher, Gary W. Waggoner and Lawrence D. Taylor, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable.

  to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively call "SLD Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said SLD Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and
  to register or qualify said SLD Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said SLD Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said SLD Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of April, 2001.

/s/ Wayne R. Huneke

In the Presence of:

/s/ Karen K. Shoup

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director of Security Life of Denver Insurance Company, a life insurance corporation organized and existing under the laws of Colorado, does hereby constitute and appoint James L. Livingston, Jr., Stephen M. Christopher, Gary W. Waggoner and Lawrence D. Taylor, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable.

  to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively call "SLD Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said SLD Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and
  to register or qualify said SLD Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said SLD Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said SLD Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of April, 2001.

/s/ James L. Livingston, Jr.

In the Presence of:

/s/ Victoria Shiveley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director of Security Life of Denver Insurance Company, a life insurance corporation organized and existing under the laws of Colorado, does hereby constitute and appoint James L. Livingston, Jr., Stephen M. Christopher, Gary W. Waggoner and Lawrence D. Taylor, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable.

  to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively call "SLD Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said SLD Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and
  to register or qualify said SLD Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said SLD Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said SLD Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of April, 2001.

/s/ Thomas J. McInerney

In the Presence of:

/s/ Darcy O'Connor

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director of Security Life of Denver Insurance Company, a life insurance corporation organized and existing under the laws of Colorado, does hereby constitute and appoint James L. Livingston, Jr., Stephen M. Christopher, Gary W. Waggoner and Lawrence D. Taylor, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable.

  to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively call "SLD Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said SLD Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and
  to register or qualify said SLD Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said SLD Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said SLD Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of April, 2001.

/s/ Robert C. Salipante

In the Presence of:

/s/ Joan S. Cordray

EXHIBIT 10

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director of Security Life of Denver Insurance Company, a life insurance corporation organized and existing under the laws of Colorado, does hereby constitute and appoint James L. Livingston, Jr., Stephen M. Christopher, Gary W. Waggoner and Lawrence D. Taylor, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable.

  to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively call "SLD Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said SLD Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and
  to register or qualify said SLD Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said SLD Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said SLD Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of April, 2001.

/s/ Mark A. Tullis

In the Presence of:

/s/ Constance H. Moore